EXHIBIT 9.(a)(2) - FORM OF LETTER OF TRANSMITTAL

                              LETTER OF TRANSMITTAL
                                    TO TENDER
                       SERIES A CUMULATIVE PREFERRED STOCK
                                       OF
                           SEA PINES ASSOCIATES, INC.

                                 IN EXCHANGE FOR
                        SHARES OF VOTING COMMON STOCK OF
                           SEA PINES ASSOCIATES, INC.
                                WITHOUT PAR VALUE
                                       OR
                         9.5% TRUST PREFERRED SECURITIES
                  (LIQUIDATION AMOUNT OF $7.60 PER SECURITY) OF
                          SEA PINES ASSOCIATES TRUST I

                THE EXCHANGE OFFER WILL EXPIRE AT 12:00 MIDNIGHT,
       EASTERN STANDARD TIME, ON JANUARY 31, 2000 (THE "EXPIRATION DATE")
                                 UNLESS EXTENDED

                                 EXCHANGE AGENT:
                          EquiServe Limited Partnership

                                Facsimile Number:
                        (For Eligible Institutions Only)

                                 (781) 575-4826

By Hand or Overnight Courier:                            By Mail:
                                                  (Registered or Certified
                                                   Mail Recommended)
By Hand:
--------
Securities Transfer & Reporting Services, Inc.     EquiServe Limited Partnership
c/o EquiServe Limited Partnership                  Corporate Actions
100 Williams Street, Galleria                      P.O. Box 9573
New York, New York  10038                          Boston, MA  02205-9573

By Overnight Courier:
---------------------
EquiServe Limited Partnership
Corporate Actions
40 Campanelli Drive
Braintree, MA  02184
                            Confirm Receipt of Notice
                      of Guaranteed Delivery by Telephone:
                                 (781) 575-4816
                        Fax Confirmation: (781) 575-4826


         DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

         The undersigned acknowledges receipt of the Prospectus, dated December 21, 1999 (the "Prospectus"), of Sea Pines Associates, Inc., a South Carolina corporation (the "Company"), and Sea Pines Associates Trust I, a Delaware statutory business trust (the "Trust") which, together with this Letter of Transmittal (the "Letter of Transmittal"), describes the Company's and the Trust's offer (the "Exchange Offer") to exchange shares of voting common stock without par value (the "Common Stock") of the Company or 9.5% Trust Preferred Securities (liquidation amount of $7.60 per security) (the "Trust Preferred Securities") of the Trust for up to all of the outstanding shares of Series A Cumulative Preferred Stock (the "Series A Preferred Stock") of the Company. The Company will own all of the common securities of the Trust (the "Trust Common Securities" and, together with the Trust Preferred Securities, the "Trust Securities"). The Trust Securities will represent undivided beneficial interests in the assets of the Trust.

         The Exchange Offer will be effected on the basis of (A) 2.5 shares of Common Stock or (B) one Trust Preferred Security for (C) each share of Series A Preferred Stock validly tendered and accepted for exchange in the Exchange Offer. A holder of Series A Preferred Stock (a "Holder") may exchange all of his or her shares of Series A Preferred Stock for shares of Common Stock or exchange all of such shares for Trust Preferred Securities or exchange some for shares of Common Stock and some for Trust Preferred Securities. The Trust Preferred Securities have a liquidation amount of $7.60 per security. The current liquidation price for a share of Series A Preferred Stock is $7.60. Dividends that have accrued but have not been paid on the shares of Series A Preferred Stock exchanged in the offering through the Expiration Date (as defined below), will be a debt of the Company and will be paid to the persons exchanging such shares on the same dates as they would have been paid to such persons had they continued to hold such shares. Cash will be paid in lieu of fractional shares of Common Stock at the rate of $3.04 per share. Each share of Common Stock issued will be issued with one attached right to purchase one one-thousandth (1/1,000) of a share of the Company's Series B Junior Cumulative Preferred Stock.

         The undersigned has completed the appropriate boxes below and signed this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

                PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL AND
            THE PROSPECTUS CAREFULLY BEFORE COMPLETING ANY BOX BELOW

         THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ANY ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE EXCHANGE AGENT.

         List below the shares of Series A Preferred Stock to which this Letter of Transmittal relates. If the space provided below is inadequate, the Certificate Numbers and Numbers of Shares should be listed on a separate signed schedule affixed hereto.

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            DESCRIPTION OF SERIES A PREFERRED STOCK TENDERED HEREWITH
--------------------------------------------------------------------------------
Name(s) and Address(es)                      NUMBER OF SHARES    NUMBER OF
of Registered Holder(s)       CERTIFICATE    REPRESENTED BY      SHARES
(PLEASE FILL IN)              NUMBERS        CERTIFICATE(S)      TENDERED
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

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*        Unless otherwise indicated,  the Holder will be deemed to have tendered the full number of shares of Series A Preferred Stock represented by the tendered certificates. See instruction 2.

--------------------------------------------------------------------------------
                 NUMBER OF TENDERED SHARES TO BE EXCHANGED FOR**
--------------------------------------------------------------------------------
           **Shares of Common Stock          **Trust Preferred Securities
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
**       Must be a whole number of shares

[_] CHECK THE BOX ON THE LEFT IF YOUR SERIES A PREFERRED STOCK CERTIFICATE(S) ARE LOST OR DESTROYED, INDICATE ON THE LINE BELOW THE NUMBER OF SHARES OF SERIES A PREFERRED STOCK REPRESENTED BY THE LOST OR DESTROYED CERTIFICATE(S) AND CONTACT THE EXCHANGE AGENT AT (800)
         633-4236 TO OBTAIN INFORMATION ON HOW TO REPLACE THE MISSING CERTIFICATES PRIOR TO SUBMITTING YOUR LETTER OF TRANSMITTAL.
          _______________
         (Number of shares evidenced by lost or destroyed certificates.)

         Holders whose shares of Series A Preferred Stock are not immediately available or who cannot deliver their shares of Series A Preferred Stock and all other documents required hereby to the Exchange Agent prior to the Expiration Date may tender their shares of Series A Preferred Stock according to the guaranteed delivery procedure set forth in the Prospectus under the caption "The Exchange Offer--Procedures for Tendering--Guaranteed Delivery."

 [_] CHECK HERE IF TENDERED SHARES OF SERIES A PREFERRED STOCK ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY AND COMPLETE THE
         FOLLOWING:

Name(s) of Registered Holder(s) ________________________________________

Name of Eligible Institution that
Guaranteed Delivery             ________________________________________

               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

         Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders the above-described shares of Series A Preferred Stock for exchange into shares of Common Stock or Trust Preferred Securities as indicated above. Subject to, and effective upon, the acceptance for exchange of the shares of Series A Preferred Stock tendered herewith, the undersigned hereby exchanges, assigns and transfers to, or upon the order of, the Company, in the case of shares being exchanged for shares of Common Stock, or the Trust, in the case of shares being exchanged for Trust Preferred Securities, all right, title and interest in and to such shares. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that said Exchange Agent acts as the agent of the undersigned in connection with the Exchange Offer) to cause the shares of Series A Preferred Stock to be assigned, transferred and exchanged. The undersigned represents and warrants that it has full power and authority to tender, exchange, assign and transfer the shares of Series A Preferred Stock and to acquire the shares of Common Stock or Trust Preferred Securities issuable upon the exchange of such tendered shares, and that, when the same are accepted for exchange, the Company or the Trust, as the case may be, will acquire good and unencumbered title to the tendered shares of Series A Preferred Stock, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim. The undersigned also warrants that it will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the exchange, assignment and transfer of tendered shares of Series A Preferred Stock. All authority herein conferred or agreed to be conferred shall survive the death, bankruptcy or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

         The Company expressly reserves the right, in its sole discretion, to extend, amend or modify the terms and conditions of the Exchange Offer in any manner, or to withdraw or terminate the Exchange Offer at any time for any reason. For example, if less than 25% of the outstanding Series A Preferred Stock is tendered for Trust Preferred Securities, the Company may withdraw the option for Holders to receive Trust Preferred Securities. The undersigned recognizes that as a result of the foregoing, the Company may not be required to exchange any of the shares of Series A Preferred Stock tendered hereby and, in such event, the shares of Series A Preferred Stock not exchanged will be returned to the undersigned at the address shown below the signature of the undersigned. Tendered shares of Series A Preferred Stock may be withdrawn at any time prior to the Expiration Date and, unless accepted for exchange by the Company, may be withdrawn at any time after 40 business days after the date of the Prospectus.

         Certificates for all shares of Common Stock and all Trust Preferred Securities delivered in exchange for tendered shares of Series A Preferred Stock delivered herewith and certificates for any shares of Series A Preferred Stock delivered herewith but not being exchanged, registered in the name of the undersigned, shall be delivered to the undersigned at the address shown below the signature of the undersigned.

                          TENDERING HOLDER(S) SIGN HERE
                   (Complete accompanying substitute Form W-9)

________________________________________________________________________________

________________________________________________________________________________
                           (Signature(s) of Holder(s))
Dated: ___________________

         (Must be signed by registered Holder(s) exactly as name(s) appear(s) on certificate(s) for shares of Series A Preferred Stock or by any person(s)
authorized  to  become  registered   Holder(s)  by  endorsements  and  documents
transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, or other person acting in a fiduciary or representative capacity, please set forth the full title of such person.)
See instruction 3.


 Name(s): ______________________________________________________________________

________________________________________________________________________________
                                 (Please Print)

 Capacity (full title):  _______________________________________________________

Address: _______________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
                              (Including Zip Code)

Area Code and Telephone No.  ___________________________________________________

Taxpayer Identification No.  ___________________________________________________


                            GUARANTEE OF SIGNATURE(S)
                        (If Required--See Instruction 3)

 Authorized Signature: _________________________________________________________

 Name:  ________________________________________________________________________

 Title:  _______________________________________________________________________

 Address:  _____________________________________________________________________

 Name of Firm: _________________________________________________________________

 Area Code and Telephone Number:  ______________________________________________

 Dated:  _______________________________________________________________________

                                  INSTRUCTIONS

         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

         1. Delivery of this Letter of Transmittal and Certificates. Certificates for shares of Series A Preferred Stock as well as a properly completed and duly executed copy of this Letter of Transmittal or facsimile thereof, and any other documents required by this Letter of Transmittal must be received by the Exchange Agent at either of its addresses set forth herein prior to the Expiration Date.

         THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, THE SHARES OF SERIES A PREFERRED STOCK AND ANY OTHER REQUIRED DOCUMENTS IS AT THE ELECTION AND RISK OF THE HOLDER AND, EXCEPT AS OTHERWISE PROVIDED BELOW, THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. IF SUCH DELIVERY IS BY MAIL, IT IS SUGGESTED THAT REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, BE USED.

         Holders whose shares of Series A Preferred Stock are not immediately available or who cannot deliver their shares of Series A Preferred Stock and all other required documents to the Exchange Agent prior to the Expiration Date may tender their shares of Series A Preferred Stock pursuant to the guaranteed delivery procedure set forth in the Prospectus under "The Exchange Offer--Procedures for Tendering--Guaranteed Delivery." Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution (as defined in the Prospectus); (ii) on or prior to the Expiration Date, the Exchange Agent must have received from such Eligible Institution a letter, telex, telegram or facsimile transmission setting forth the name and address of the tendering Holder, the names in which such shares are registered and, if possible, the certificate numbers of the shares of Series A Preferred Stock to be tendered; and (iii) all tendered shares of Series A Preferred Stock as well as this Letter of Transmittal and all other documents required by this Letter of Transmittal must be received by the Exchange Agent within three New York Stock Exchange, Inc. trading days after the date of execution of such letter, telex, telegram or facsimile transmission, all as provided in the Prospectus under the caption "The Exchange Offer--Procedures for Tendering--Guaranteed Delivery."

         No alternative, conditional, irregular or contingent tenders will be accepted. All tendering Holders, by execution of this Letter of Transmittal (or facsimile thereof), shall waive any right to receive notice of the acceptance of the shares of Series A Preferred Stock for exchange.

         2. Partial Tenders; Election Choices; Withdrawals. If less than the entire number of shares of Series A Preferred Stock evidenced by a submitted certificate is tendered, the tendering Holder must fill in the number of shares tendered in the box entitled "Number of Shares Tendered." A newly issued certificate for shares of Series A Preferred Stock submitted but not tendered will be sent to such Holder as soon as practicable after the Expiration Date. All shares of Series A Preferred Stock evidenced by certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. Tendering Holders must indicate in the Table on page 3 the number of shares of Series A Preferred Stock being exchanged for shares of Common Stock and the number of shares being exchanged for Trust Preferred Securities.

         Tenders of shares of Series A Preferred Stock pursuant to the Exchange Offer may be withdrawn at any time prior to the Expiration Date and, unless accepted for exchange by the Company, may be withdrawn at any time after 40 business days after the date of the Prospectus. To be effective, a written, telegraphic, telex or facsimile transmission notice of withdrawal must be timely received by the Exchange Agent. Any such notice of withdrawal must specify the person named in the Letter of Transmittal as having tendered shares of Series A Preferred Stock to be withdrawn, the certificate numbers of the shares of Series A Preferred Stock to be withdrawn, the number of shares of Series A Preferred Stock delivered for exchange, a statement that such a Holder is withdrawing his or her election to have such shares exchanged, and the name of the registered Holder of such shares and must be signed by the Holder in the same manner as the original signature on the Letter of Transmittal (including any required signature guarantees) or be accompanied by evidence satisfactory to the Company that the person withdrawing the tender has succeeded to the beneficial ownership of the shares of Series A Preferred Stock being withdrawn. The Exchange Agent will return properly withdrawn shares of Series A Preferred Stock promptly following receipt of notice of withdrawal. All questions as to the validity of notice of withdrawal, including time of receipt, will be determined by the Company, and such determination will be final and binding on all parties. Withdrawals of tenders of shares of Series A Preferred Stock may not be rescinded and any shares of Series A Preferred Stock withdrawn will thereafter be deemed not validly tendered for purposes of the Exchange Offer. Properly withdrawn shares of Series A Preferred Stock, however, may be retendered by following the procedures therefor at any time prior to the Expiration Date.

         3. Signature on this Letter of Transmittal; Written Instruments and Endorsements; Guarantee of Signatures. If this Letter of Transmittal is signed by the registered Holder(s) of the shares of Series A Preferred Stock tendered hereby, the signature must correspond with the name(s) as written on the face of the certificates without alteration, enlargement or any change whatsoever.

         If any of the shares of Series A Preferred Stock tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

         If any of the shares of Series A Preferred Stock tendered hereby are registered in different names on different certificates, it will be necessary to complete, sign, and submit as many separate copies of this Letter of Transmittal as there are different registrations of shares of Series A Preferred Stock.

         When this Letter of Transmittal is signed by the registered Holder(s) of shares of Series A Preferred Stock listed and tendered hereby, no endorsements of certificates or separate written instruments of transfer or exchange are required.

         If this Letter of Transmittal is signed by a person other than the registered Holder(s) of the shares of Series A Preferred Stock listed, such shares must be endorsed or accompanied by separate written instruments of transfer or exchange in form satisfactory to the Company and duly executed by the registered Holder(s), in either case signed exactly as the name or names of the registered Holder(s) appear(s) on the shares of Series A Preferred Stock.

         If this Letter of Transmittal,  any  certificates  or separate  written instruments of transfer or exchange are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such person should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority so to act must be submitted.

         Endorsements on certificates or signatures on separate written instruments of transfer or exchange required by this Instruction 3 must be guaranteed by an eligible grantor institution (bank, stockbroker, savings and loan association or credit union with a membership in an approved Signature Medallion Program), pursuant to Rule 17Ad-15 promulgated under the Securities Exchange Act of 1934, as amended.

         Signatures on this Letter of Transmittal need not be guaranteed by an Eligible Institution, provided the shares of Series A Preferred Stock are tendered (i) by a registered Holder of such shares, or (ii) for the account of an Eligible Institution.

         4. Transfer Taxes. The Company shall pay all transfer taxes, if any, applicable to the transfer and exchange of shares of Series A Preferred Stock to it or the Trust or to its or the Trust's order pursuant to the Exchange Offer. If, however, certificates representing shares of Common Stock or Trust Preferred Securities or shares of Series A Preferred Stock not tendered or accepted for exchange, are to be delivered to, or are to be registered or issued in the name of, any person other than the registered Holder of the shares tendered hereby, or if a transfer tax is imposed for any reason other than the exchange of shares of Series A Preferred Stock to the Company or the Trust or to its or the Trust's order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered Holder or any other person) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering Holder.

         5. Extensions, Amendments and Termination. The Company expressly reserves the right to extend, waive, amend or modify the terms or conditions of the Exchange Offer or withdraw or terminate the Exchange Offer at any time and for any reason.

         6. Mutilated, Lost, Stolen or Destroyed Certificates. Any Holder whose certificates for shares of Series A Preferred Stock have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated below for further instructions.

         7. Requests for Assistance or Additional Copies. Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Exchange Agent at the addresses and telephone number set forth above. In addition, all questions relating to the Exchange Offer as well as requests for assistance or additional copies of the Prospectus and this Letter of Transmittal, may be made directed to Michael E. Lawrence at Sea Pines Associates, Inc., 32 Greenwood Drive, Hilton Head Island, South Carolina 29928, telephone (843) 785-3333.

         8. Irregularities. All questions as to the validity, form, eligibility (including time of receipt), and acceptance of Letters of Transmittal or shares of Series A Preferred Stock will be resolved by the Company, whose determination will be final and binding. The Company reserves the absolute right to reject any or all Letters of Transmittal or tenders that are not in proper form or the acceptance of which would, in the opinion of the Company's counsel, be unlawful. The Company also reserves the right to waive any irregularities or conditions of tender as to the particular shares of Series A Preferred Stock covered by any Letter of Transmittal or tendered pursuant to such letter. None of the Company, the Trust, the Exchange Agent, or any other person will be under any duty to give notification of any defects or irregularities in tenders or incur any liability for failure to give any such notification. The Company's interpretation of the terms and conditions of the Exchange Offer shall be final and binding.

         9. Substitute Form W-9. Except as described below under "Important Tax Information," federal income tax laws require each tendering holder to provide the Company with a correct taxpayer identification number ("TIN") on the Substitute Form W-9 which is provided below, and to indicate whether or not the Holder is subject to backup withholding by crossing out Part 2 of the Substitute Form W-9 if the Holder is currently subject to backup withholding. Failure to provide the information on such form or to cross out Part 2 of such form if applicable may subject the tendering Holder to 31% United States federal income tax withholding on payments made to the Holder. The box in Part 3 of such form may be checked if the tendering Holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked and the Holder does not provide the Company with his or her TIN within 60 days, the Company and the Trust will withhold 31% on all such payments thereafter until a TIN is provided to it.

         10. Definitions. Capitalized terms used in this Letter of Transmittal and not otherwise defined have the meanings given such terms in the Prospectus.

IMPORTANT: THIS LETTER OF TRANSMITTAL OR A FACSIMILE THEREOF (TOGETHER WITH CERTIFICATES FOR SHARES OF SERIES A PREFERRED STOCK AND ALL OTHER REQUIRED DOCUMENTS) OR CONFIRMATION OF BOOK-ENTRY TRANSFER OR A NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE.

                            IMPORTANT TAX INFORMATION

         Under United States federal income tax law, a Holder whose tendered shares of Series A Preferred Stock are accepted for exchange is required to provide the Company with such Holder's correct taxpayer identification number ("TIN") on a Substitute Form W-9. If a Holder is an individual, the TIN is the Holder's social security number. If the Company is not provided with the correct TIN, the Holder may be subject to a penalty imposed by the Internal Revenue Service (the "Service"). In addition, payments that are made to such Holder with respect to shares of Common Stock or Trust Preferred Securities acquired pursuant to the Exchange Offer may be subject to backup withholding.

         If backup withholding applies, the Company and the Trust are required to withhold 31% of all payments with respect to shares of Common Stock or the Trust Preferred Securities. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

         To prevent backup withholding on payments that are made to a Holder with respect to shares of Common Stock or Trust Preferred Securities, the Holder is required to notify the Company and the Trust of his or her correct TIN by completing the Substitute Form W-9 below, certifying that the TIN provided on such form is correct (or that such Holder is awaiting a TIN) and whether or not
(i) the Holder has been notified by the Service that the Holder is subject to backup withholding as a result of a failure to report all interest or dividends or (ii) the Service has notified the Holder that the Holder is no longer subject to backup withholding.

         Certain Holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding requirements. A corporation must, however, complete the Substitute Form W-9, including providing its TIN (unless it is a foreign corporation that does not have a TIN) and indicating that it is exempt from backup withholding, in order to establish its exemption from backup withholding. A foreign corporation or individual, or other foreign person, must submit a statement, signed under penalties of perjury, attesting to such person's status as a non-United States person. Such statements can be obtained from the Exchange Agent.

         See   the   enclosed   Guidelines   for   Certification   of   Taxpayer
Identification Number on Substitute Form W-9 for additional instructions.

________________________________________________________________________________
     PAYER'S NAME: SEA PINES ASSOCIATES, INC./SEA PINES ASSOCIATES TRUST I
________________________________________________________________________________
________________________________________________________________________________
SUBSTITUTE Form W-9

         Part I - PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW

---------------------------
   Social security Number

OR

---------------------------
Employer Identification number
________________________________________________________________________________

Department of The Treasury Internal Revenue Service

Part II - I am not subject to backup withholding because (i) I am exempt from backup withholding, (ii) I have not been notified by the Internal Revenue Service (the "Service") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (iii) the Service has notified me that I am no longer subject to backup withholding. (You must cross out this
Part 2 if you are currently subject to backup withholding because of underreporting of interest or dividends on your tax return.)
________________________________________________________________________________

Payer's Request for Taxpayer Identification Number (TIN)

CERTIFICATION - UNDER PENALTIES OF PERJURY, I CERTIFY THAT THE INFORMATION PROVIDED ON THIS FORM IS TRUE, CORRECT AND COMPLETE.
________________________________________________________________________________

                                                                        Part III
Signature: __________________ Date: ____________  Awaiting
                                                  TIN
Name (Please Print): ____________________________

________________________________________________________________________________

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER OR AS DISTRIBUTIONS ON ANY COMMON STOCK OR TRUST PREFERRED SECURITIES YOU RECEIVE IN THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS

________________________________________________________________________________

                      CERTIFICATE OF TAXPAYER AWAITING TIN

      I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to an appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within 60 days, 31% of all reportable payments made to me thereafter will be withheld until I provide a number

_____________________________________________    Date: _________________________


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             Name (Please Print)